THE INTEGRITY FUNDS

Integrity ESG Growth & Income Fund

Class A: IGIAX

Class C: IGIUX

Class I: IGIVX

(the “Fund”)

Supplement Dated September 13, 2022 to the Prospectus, Summary Prospectus and Statement of Additional Information dated November 30, 2021

Effective as of October 20, 2022, the Fund’s name is changed to Integrity Growth & Income Fund. Accordingly, all references to the Fund in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information are replaced with Integrity Growth & Income Fund.

Accordingly, the following changes also take effect on October 20, 2022:

The “Principal Investment Strategies” section in the Fund’s Prospectus and Summary Prospectus is replaced in its entirety with the following:

Principal Investment Strategies

Under normal market conditions, the Fund is managed using a blended growth and income investment strategy. The Fund seeks to invest primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund’s investment adviser, Viking Fund Management, LLC (the “Investment Adviser”) makes its investment decisions utilizing a top-down approach which focuses on sector weightings given the Investment Adviser’s broader economic and market outlook. Individual companies are then selected by considering a number of factors that may include, but are not limited to, revenue growth, earnings growth rate, dividend yield, price-to-earnings (P/E) multiples, strength of balance sheet, and price momentum. Although the Fund may invest in companies of any size, the investment adviser prefers large cap companies for the Fund. Subject to its attention to ethical investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

The Investment Adviser tries to emphasize companies that it believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

The Fund seeks to invest in companies that the Investment Adviser believes exhibit positive accomplishments with respect to one or more of the following ethical factors:

Ethical factors considered may include:

•             fairness of employment policies and labor relations;

•             involvement in the community;

•             efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

•             management and board governance.

In addition, the Investment Adviser does not intend to invest in companies that it believes derive material revenue from gambling, firearms, pornography, the production of alcohol or tobacco, or non-humanitarian business operations in countries considered State Sponsors of Terrorism by the U.S. Secretary of State.

The Fund’s portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

The “ESG Growth & Income Fund” sub-section in the “Additional Information” section in the Fund’s Statement of Additional Information is replaced with the following:

Growth & Income Fund

The Growth & Income Fund seeks companies that the Investment Adviser believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate. The Investment Adviser believes that addressing ethical issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its computer franchise. The Investment Adviser believes that top quality management teams who successfully balance their companies’ business interests with their ethical concerns may be able to gain significant competitive advantages over the long run, which may result in increased shareholder values and, therefore, better investments. The Investment Adviser seeks to incorporate both ethical and financial criteria in its investment decisions.

The Investment Adviser will seek companies that meet the Growth & Income Fund’s investment criteria and demonstrate a positive awareness of the environment in which they operate. The Investment Adviser will also consider a company’s efforts and strategies to minimize the negative impact of business activities and products and to embrace alternatives to reduce polluting and unnecessary animal suffering. In addition, the Investment Adviser takes into account revenue growth, earnings growth rate, dividend yield, price-to-earnings (P/E) multiples, strength of balance sheet, and price momentum. Although the Fund may invest in companies of any size, the investment adviser prefers large cap companies for the Fund. Subject to its attention to ethical investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

The Fund seeks to invest in companies that the Investment Adviser believes exhibit positive accomplishments with respect to one or more of the following ethical factors:

Ethical factors considered may include:

•             fairness of employment policies and labor relations;

•             involvement in the community;

•             efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

•             management and board governance.

The Investment Adviser does not intend to invest in companies that it believes derive material revenue from gambling, firearms, pornography, the production of alcohol or tobacco, or non-humanitarian business operations in countries considered State Sponsors of Terrorism by the U.S. Secretary of State.

These portfolio restrictions are based on the Investment Adviser’s belief that a company will benefit from its social awareness by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a productor service is determined to have a negative social impact.

The Investment Adviser will use its best efforts to assess a company’s ethical performance in light of the above criteria. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The Growth & Income Fund’s Board of Trustees will monitor the ethical investment criteria used by the Fund and the Investment Adviser and may, upon approval by the Board of Trustees, change the criteria used to rate the ethical performance of an issuer without prior notice or shareholder approval.

The Investment Adviser believes that there are sufficient investment opportunities among those companies that satisfy the ethical investment criteria to meet the Fund’s investment objective.

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